Note Investment Securities Available for Sale (Name of issuers and the aggregate amortized cost and fair value of the securities of such issuer, in which the aggregate amortized cost exceeds 10% of stockholders' equity) (Detail) - USD ($)
$ in Thousands
	Dec. 31, 2017	Dec. 31, 2016
FNMA
Investment Holdings [Line Items]
Amortized Cost	$ 3,621,537	$ 3,255,844
Fair Value	3,572,474	3,211,443
Freddie Mac
Investment Holdings [Line Items]
Amortized Cost	1,358,708	1,381,197
Fair Value	$ 1,335,685	$ 1,361,933